                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Grease Monkey Holding Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]




                                  GREASE MONKEY
                               HOLDING CORPORATION

                           216 16th Street, Suite 1100
                             Denver, Colorado  80202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 26, 1995

To Our Shareholders:

     The Annual Meeting of Shareholders of Grease Monkey Holding Corporation ("Company"), a Utah corporation, will be held at the training center of the Company, 216 16th Street, Suite 600, Denver, Colorado, 80202, on June 26, 1995, at 10:00 a.m., Mountain Daylight Time, for the purpose of considering and acting upon the following:

     (1)  The election of nine (9) Directors; and

     (2) Such other matters as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 12, 1995, are entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, however, you are requested to mark, sign, date and return the accompanying proxy as soon as possible.

     Dated: May 15, 1995

                                        By Order of the Board of Directors


                                        T. Timothy Kershisnik, Secretary

                                    IMPORTANT

     THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        GREASE MONKEY HOLDING CORPORATION
                                216 16th Street
                                   Suite 1100
                             Denver, Colorado  80202


                                 PROXY STATEMENT


                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                  June 26, 1995

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Grease Monkey Holding Corporation ("Company") for use at the Company's Annual Meeting of Shareholders to be held at the training center of the Company, 216 16th Street, Suite 600, Denver, Colorado, 80202, at 10:00 a.m., Mountain Daylight Time, on June 26, 1995, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying proxy will be mailed to the Company's shareholders on or about May 24, 1995.

     Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company or by voting in person at the meeting.

                                VOTING SECURITIES


     All voting rights are vested exclusively in the holders of the Company's $0.03 par value common stock with each share entitled to one vote. Only shareholders of record at the close of business on May 12, 1995, are entitled to notice of and to vote at the meeting or any adjournment thereof. On May 1, 1995, the Company had 4,359,379 shares of the Company's $0.03 par value common stock issued and outstanding. Cumulative voting in the election of directors is not permitted.

                     PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF
                  DIRECTORS, OFFICERS AND NOMINEES FOR DIRECTOR

     The following table sets forth as of March 1, 1995, the number of shares of the Company's $0.03 par value common stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the number of shares of the Company's outstanding common stock, sets forth the number of shares of the Company's outstanding common stock beneficially owned by each of the Company's directors and each nominee for director, and sets forth the number of shares of the Company's common stock beneficially owned by all of the Company's directors and officers as a group:


                                                                       PRESENTLY
                                                   PRESENTLY          CONVERTIBLE
      NAME OF                        COMMON       EXERCISABLE       PREFERRED STOCK
     BENEFICIAL                      SHARES       OPTIONS AND          AND UNPAID         BENEFICIAL         TOTAL         PERCENT
      OWNER(1)                       OWNED         WARRANTS           DIVIDENDS (6)       OWNERSHIP        OWNERSHIP       OF CLASS
      --------                       -----         --------           -------------       ----------       ---------       --------
First of September
Corporation(2)(4)                1,479,432           500,000                159,800                -       2,139,232          35.2%

Rex L. Utsler(2)(3)(7)             219,123                 -                      -        2,139,232       2,358,355          38.8%

Jerry D. Armstrong(2)(3)           175,927                 -                 43,012        2,139,232       2,358,171          38.8%

James B. Wallace(2)(3)             175,927                 -                 21,812        2,139,232       2,336,971          38.4%

Cortlandt S. Dietler(2)             55,556                 -                 16,960                -          72,516           1.2%

George F. Wood(2)                   38,639                 -                  4,240                -          42,879           0.7%

Charles E. Steinbrueck(2)                -                 -                 31,800                -          31,800           0.5%

Wayne H. Patterson(2)                    -                 -                 21,200                -          21,200           0.3%

Jim D Baldwin(2)                         -                 -                 10,600                -          10,600           0.2%

Kirk E. Douglas(2)                   3,400                 -                      -                -           3,400           0.1%

All officers and directors as
  a group (13 persons)(5)          668,572           160,000                158,104        2,139,232       3,125,908          51.4%

--------------------
To avoid duplication, the aggregate number of shares of common stock and total percentage of all officers and directors as a group have been computed to include only once the shares of common stock beneficially owned by First of September Corporation ("FOSC").

     (1) All beneficial owners listed have sole voting and/or investment power with respect to the shares shown unless otherwise indicated.

     (2) The address for First of September Corporation and Rex L. Utsler is 216 16th Street, Suite 1100, Denver Colorado, 80202. The address for Messrs. Armstrong and Wallace is 475 17th Street, Suite 1300, Denver, Colorado 80202. The address for Kirk E. Douglas is 3773 Cherry Creek North Drive, Suite 701, Denver, CO, 80209. The address for Cortlandt S. Dietler is 900 Republic Plaza, 370 Seventeenth Street, Denver, Colorado, 80202. The address for George F. Wood
is 1115 Grant St., Denver, Colorado, 80203.   The address for Jim D. Baldwin is
901 Chestnut Trail, Littleton, CO, 80121. The address for Wayne H. Patterson is 384 Inverness Drive South, Suite 200, Englewood, CO, 80112. The address for Charles E. Steinbrueck is 165 High Street, Denver, CO, 80218.


                                        3

     (3) Rex L. Utsler, Jerry D. Armstrong and James B. Wallace own a total of 64% of the outstanding stock of First of September Corporation. As such they are deemed to be beneficial owners of the shares of common stock of the Company which are owned by First of September Corporation.

     (4) Includes 500,000 shares of common stock underlying presently exercisable warrants at $1.50 per share.

     (5) Includes 160,000 shares underlying presently exercisable stock options granted under the Company's 1986, 1993 and 1994 Stock Plans that have exercise prices between $1.88 per share and $2.53 per share.

     (6) Represents shares of common stock underlying shares of Series C, 6% Preferred Stock with a stated value of $100 per share plus accumulated unpaid dividends, convertible into common stock at $2.50 per share.

     (7) Does not include 3,100 shares held by Mr. Utsler's children, of which he disclaims beneficial ownership.



                         ACTIONS TO BE TAKEN AT MEETING

     The meeting is being called to consider and act upon the following matters:

     (1)  The election of nine (9) directors; and

     (2) Such other matters as may properly come before the meeting or any adjournment thereof.

     The holders of a majority of the outstanding shares of common stock of the Company, present at the meeting in person or represented by proxy, shall constitute a quorum. Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted for purposes of determining whether a proposal has been approved or a director elected.


                              ELECTION OF DIRECTORS

     The Bylaws, as amended, of the Company provide for nine directors. Unless authority to vote in the election of directors is withheld, it is the intention of the proxies to nominate and vote for the following named persons. If any of the nominees become unavailable for election as a director, which event is not expected to occur, the proxies will be voted for such substitute as shall be designated by the Board of Directors. Each director will hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The nominees for director, each of whom has consented to serve if elected, are as follows:


NAME OF NOMINEE,
   AND OTHER
POSITION, IF ANY,                    DIRECTOR                     PRINCIPAL OCCUPATION
 IN THE COMPANY         AGE           SINCE                     DURING THE LAST FIVE YEARS
-----------------       ---          --------          ------------------------------------------------------------------
Rex L. Utsler            49            1991            President and Chairman of the Board of the Company, Grease Monkey
                                                       International, Inc. ("GMI"), and all wholly-owned subsidiaries of the Company, since March 1991; President and Chief Executive
                                                       Officer of both First of September Corporation, a financial investment group, and its predecessor, Bountiful Corporation, which was involved in crude oil gathering, transportation and marketing, since 1979; Chairman of the Board of Savant Resources, Inc., an oil
                                                       and gas exploration and development company, from 1988 to July
                                                       1994.


Kirk E. Douglas          38            1989            Owner and president of Colorado Realty Consultants, Inc., a Denver-
                                                       based real estate consulting firm which has provided consulting, management and investment services to real estate concerns, since
                                                       1990.  He was a partner in the real estate consulting firm of
                                                       Harlan, Myles & Douglas from 1982 to 1990; Adjunct Professor, Real
                                                       Estate Finance, University of Colorado at Denver, since 1983.


Jerry D. Armstrong       64            1991            Partner, Brownlie, Wallace, Armstrong and Bander Exploration from
                                                       1992 to present;  Senior Vice President and member of the Board of
                                                       Directors of BWAB Incorporated, an oil and gas production company, from 1980 to 1992.


James B. Wallace         66            1991            Partner, Brownlie, Wallace, Armstrong and Bander Exploration from
                                                       1992 to present;  President of BWAB Incorporated, an oil and gas production company, from 1980 to 1992.

George F. Wood           51            1991            Sole proprietor of Wood and Co., an investment counseling
                                                       firm, since 1982.


                                        5


NAME OF NOMINEE,
   AND OTHER
POSITION, IF ANY,                    DIRECTOR                     PRINCIPAL OCCUPATION
 IN THE COMPANY         AGE           SINCE                     DURING THE LAST FIVE YEARS
-----------------       ---          --------          ------------------------------------------------------------------
Wayne H.                 49            1994            Chairman, QuickPen International, a commercial software and
Patterson                                              systems company, since December 1992; Principal, Patterson
                                                       Consulting, a management consulting firm, December 1991 to present; Chairman, Live Entertainment, 1990 to 1991; Chairman,
                                                       Pace Membership Warehouse, from 1988 to 1990.


Charles E.               51            1994            Managing Partner of Retail Venture Partnership, a
Steinbrueck                                            partnership specializing in investments of emerging public companies, from 1993 to present; Founder, President and CEO of Pace
                                                       Membership Warehouse from 1983 to 1993. Immediate past  Chair of the Board of the Denver Metro Chamber of Commerce.

Jim D. Baldwin           62            1994            Retired President of King Soopers, a retail grocery store chain owned by Dillon Companies, a subsidiary of the Kroger Company, from
                                                       1979 to 1990.  Mr. Baldwin was with Dillon Companies for over 40 years.

Cortlandt S.             73            1995            President and CEO of TransMontaigne Oil Company from
Dietler                                                March 1995 to present;  Chairman and CEO of Associated Natural Gas
                                                       Corporation, from 1980 to February 1995.

The Board of Directors is responsible for the overall affairs of the Company. The Board of Directors held five meetings during the Company's fiscal year ended December 31, 1994, and a majority of Directors were present at all meetings.

There are three (3) standing committees of the Board of Directors, the Option Committee, the Audit Committee, and the Executive Committee. The Company has no nominating committee. Information pertaining to the Option Committees is set forth below under "COMPENSATION PURSUANT TO PLANS." The Audit Committee is composed of George F. Wood, Wayne H. Patterson and Jerry D. Armstrong. Its functions are to review accounting procedures of the Company and to discuss accounting, audit and reporting matters with the Company's auditors. The Audit Committee met once during 1994. The Executive Committee is composed of Jim D. Baldwin, Charles E. Steinbrueck, Wayne H. Patterson and Rex L. Utsler. The Executive Committee met twice during 1994.

     INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

     The following describes certain legal proceedings in which members of the Board of Directors are or were involved:

     KIRK E. DOUGLAS: On January 9, 1991, Kirk Douglas, Inc., a Colorado corporation the stock of which is owned solely by Mr. Douglas, filed in the District Court for the District of Colorado, a petition under Chapter 7 of the Federal Bankruptcy Laws. The corporation purchased and owned for less than one day a parcel of property that was later determined to be environmentally contaminated. In accordance with applicable federal laws, all owners of the property, regardless of the length of time of ownership, were deemed to be responsible for the cleanup cost. This corporation did not have the ability to participate in this expense. The corporation's estate in bankruptcy has been liquidated. No personal liability or responsibility was assessed against Mr. Douglas and no personal petition was filed by him.


                               EXECUTIVE OFFICERS

     The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders. Each executive officer will hold office until his or her successor is duly elected and qualified, until his or her death or resignation, or until he or she shall have been removed in the manner provided in the Company's Bylaws. The current executive officers of the Company and their business experience are as follows:


     NAME OF                         OFFICER            PRINCIPAL OCCUPATION DURING THE LAST
EXECUTIVE OFFICER       AGE           SINCE                          FIVE YEARS
-----------------       ---          -------           ------------------------------------------------------------------
Rex L. Utsler            49            1991            President and Chairman of the Board of the Company, GMI, and all
                                                       wholly-owned subsidiaries since March 1991; President and Chief
                                                       Executive Officer of both First of September Corporation, a financial investment group, and its predecessor, Bountiful
                                                       Corporation, which was involved in crude oil gathering,
                                                       transportation and marketing, since 1979; Chairman of the Board of
                                                       Savant Resources, Inc., an oil and gas exploration and development company, from 1988 to July 1994.

T. Timothy
 Kershisnik              37            1992            Secretary, Treasurer and Controller of the Company and GMI since
                                                       April 1994; Treasurer and Controller since 1992; employed by KPMG
                                                       Peat Marwick from 1980 to 1992, Senior Manager at KPMG Peat Marwick from 1987 to 1992.


                                        7


     NAME OF                         OFFICER            PRINCIPAL OCCUPATION DURING THE LAST
EXECUTIVE OFFICER       AGE           SINCE                          FIVE YEARS
-----------------       ---          -------           ------------------------------------------------------------------

Darcy A. Erickson        43            1993            Vice President, Marketing and Communications at GMI since August
                                                       1993; Marketing and Communications Director from 1992 to August,
                                                       1993; Self-employed as a marketing and training consultant from
                                                       1987 to 1992.

Dennis R. McCarthy       43            1994            Vice President-Franchise Support Services of GMI from April 1994 to present;  Southeast Regional Manager - from January 1994 to April
                                                       1994; Employed by Mobil Corporation from 1973 to 1993; National
                                                       Lubricants Manager, Mobil Corporation, from 1988 to 1993.

James E. Johnson         41            1995            Vice President, Real Estate Development since February 1995; Real
                                                       Estate consultant to GMI from September 1993 to January 1995; 1990 to 1993, President and CEO of SRTI, a Denver-based environmental remediation company; 1982 to 1990, Vice President of Development for SullivanHayes Companies, a Denver-based real estate firm.

                             EXECUTIVE COMPENSATION

     CASH COMPENSATION, BONUSES AND DEFERRED COMPENSATION

     The following table shows all plan and non-plan compensation paid by the Company and its subsidiaries for services rendered for the fiscal year ended December 31, 1994, to each of the most highly compensated executive officers of the Company whose total cash compensation exceeded $100,000:


                                                                                                               Other Annual
    Name                              Principal Position                   Year            Salary              Compensation
    ----                              ------------------                   ----            ------              ------------
Rex L. Utsler              President and Chairman of the Board of
                           Directors of the Company and GMI                1994           $151,522             $ 10,922(1)

                                                                           1993           $154,711             $ 15,321(1)

                                                                           1992           $120,000             $ 14,096(1)

--------------------
Mr. Utsler became Chairman of the Board and President on March 4, 1991.

(1) Includes costs of a leased car and the Company's 401(k) matching contribution.


     COMPENSATION OF DIRECTORS.

     During 1994, the Board of Directors agreed to accept stock options as compensation. Directors who are officers or employees of the Company are not compensated for serving on the Board of Directors. Directors of the Company receive an annual retainer for the grant of options to purchase 5,000 shares of Common Stock. The Option Committee and Audit Committee members will receive annually an additional grant of options to purchase 2,500 shares of Common Stock. The Executive Committee members will receive annually an additional grant of options to purchase 5,000 shares of Common Stock. On April 19, 1995, options to purchase a total of 70,000 shares of common stock were granted to the Board members.

                         COMPENSATION PURSUANT TO PLANS

     401(k) SAVINGS AND RETIREMENT PLAN

     On May 4, 1992, GMI adopted the Grease Monkey International, Inc. 401(k) Savings and Retirement Plan and Trust Agreement (the "Plan"), effective as of April 1, 1992. Colorado National Bank Trust and Investment Group is Trustee under the Plan. At present, the Company issues matching stock to the Plan on a quarterly basis in an amount equal to 50% of the employees' contribution, up to a maximum of 6% of the employees' compensation. The Company's contribution is paid with its $0.03 par value common stock valued at market on the date of the contribution. During 1994 the Company contributed 12,981 shares to this plan at an average of $2.27 per share.

     EMPLOYMENT AGREEMENTS

     None.

     1986, 1993 AND 1994 STOCK PLANS

     The Company adopted the 1986 Incentive Stock Option Plan ("1986 Plan") which was approved by the shareholders on February 17, 1987, in which the employees of the Company and its subsidiaries are eligible to participate. The 1986 Plan authorizes the granting of options to purchase up to 66,667 shares of the Company's common stock.

     The Company adopted the 1993 Incentive Stock Option Plan ("1993 Plan") which was approved by the shareholders on June 30, 1993. All employees of the Company and its subsidiaries are eligible to participate. The 1993 Plan authorizes the granting of options to purchase 300,000 shares of the Company's common stock.

     The Company adopted the 1994 Stock Incentive Plan ("1994 Plan") which was approved by the shareholders on July 11, 1994. All employees, officers, directors and consultants of the Company and its subsidiaries are eligible to participate. The 1994 Plan authorizes 500,000 shares of the Company's common stock. The 1994 Plan provides for the grant of stock options, the award of cash or stock bonuses and the award of stock appreciation rights.

     The 1986 and 1993 Plans are administered by an Option Committee of not
fewer than three persons appointed by the Board of Directors.   Such persons are
not eligible to receive options under the Plan. The members of the Option Committee are Jerry D. Armstrong, Kirk E. Douglas, and Donald L. Patrick (from July 11, 1994 to April 19, 1995). The Option Committee met twice during 1994. All members were present at the meeting. New members of the Option Committee will be selected after the Annual Meeting of Shareholders.

     The 1994 Plan is administered by an Option Committee of not fewer than three persons appointed by the Board of Directors. The members of the Option Committee are Jack D. Rule, Jr., George H. Fancher, Jr. and Kermit L. Darkey. The Option Committee met once during 1994. All members were present at the meeting.

     The named executive officer was not granted any options or awards under any of the plans in 1994 or previous years.

     TRANSACTIONS WITH MANAGEMENT AND OTHERS AND CERTAIN BUSINESS RELATIONSHIPS.

     Kirk E. Douglas, who was elected to the Board of Directors on February 2, 1989, is the developer of a Grease Monkey Center located in El Cerrito, California. GMI is the lessee on said property and subleases the property to a franchisee. This property was developed and leased by Mr. Douglas before he became a member of the Board of Directors of the Company.

     During 1993 the Company drew a total of $393,000 on a working capital line of credit provided by FOSC. On August 26, 1993, the Company issued 3,000 shares of Series B Preferred stock (subsequently converted to 3000 shares of Series C Preferred stock), in satisfaction of $300,000 of the obligation. The balance due on the line of credit was $378,000 at December 31, 1993. On March 23, 1994, the outstanding balance of $378,000 was paid off and the line of credit was canceled. Rex L. Utsler is president of FOSC as well as president of the Company, and Messrs. Utsler, Wallace and Armstrong are directors of FOSC as well as directors of the Company.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Company's officers and directors and persons who own more than ten percent of the Company's outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required to be filed by such persons, the Company believes that during the Company's fiscal year ended December 31, 1994, the only directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, Form 4 or Form 5 were Darcy A. Erickson, T. Timothy Kershisnik and Dennis R. McCarthy, each of whom inadvertently failed to file a Form 4 for one transaction: a grant of stock options on August, 17, 1994, of which none have been exercised, and each of them filed a Form 5 late for the same transaction.


                        1994 ANNUAL REPORT ON FORM 10-KSB

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1994 AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED BY ANY SHAREHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO GREASE MONKEY HOLDING CORPORATION, ATTENTION: INVESTOR RELATIONS, 216 16TH STREET, SUITE 1100 DENVER, COLORADO 80202.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders must be received by the Company on or before January 26, 1996.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, directors, officers, and regular employees of the Company may make solicitations of proxies by telephone, telefax or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their reasonable expenses in this connection.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP served as the Company's independent auditors for the fiscal years ending 1994 and 1993.

     The accountant's reports for the Company's two years ended December 31, 1994, and December 31, 1993, did not contain an adverse opinion nor disclaimer of opinion, nor were they qualified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 1994, and December 31, 1993, and during any subsequent interim period, there were no disagreements between the Company and its accountants on any manner of accounting principles or practices, or on matters relating to financial statement disclosure, auditing scope, or procedure.

     The Company expects a representative of KPMG Peat Marwick LLP to be present at the Annual Meeting of Shareholders and that the representative will have an opportunity to answer questions and make a statement if the representative desires.


                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.



T. TIMOTHY KERSHISNIK
Denver, Colorado
May 15, 1995

PROXY                   GREASE MONKEY HOLDING CORPORATION                  PROXY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 26, 1995
     The undersigned hereby constitute(s) and appoint(s) Rex L. Utsler and Jerry
D. Armstrong and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of common stock of Grease Monkey Holding Corporation ("Company") at the Annual Meeting of Shareholders to be held at the training center of the Company, 216 16th Street, Suite 600, Denver, Colorado, on Monday, June 26, 1995, at 10:00 a.m. Mountain Daylight Time and at any and all adjournments thereof, for the following purposes:

1.   ELECTION OF DIRECTORS

     / / FOR all nominees listed below (except as marked to the contrary below) / / WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. UNLESS THE PROXIES ARE OTHERWISE INSTRUCTED, YOUR TOTAL VOTE FOR DIRECTORS WILL BE CAST EQUALLY FOR THE NOMINEES WITH RESPECT TO WHOM YOU DO NOT WITHHOLD AUTHORITY.

        Jerry D. Armstrong       Jim D. Baldwin       Cortland S. Dietler
      Kirk E. Douglas       Wayne H. Patterson       Charles E. Steinbrueck
           Rex L. Utsler       James B. Wallace        George F. Wood

     In their discretion, the proxies are authorized to vote upon such other business including a substitute nominee for director if a nominee is unable to serve, as may lawfully come before the meeting.

     The undersigned hereby revoke(s) any proxies as to the undersigned's share heretofore given by the undersigned and ratify(ies) and confirm(s) all that said attorneys and proxies may lawfully do by virtue hereof.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE. It is understood that this Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Shareholders to the undersigned. THE PROXIES AND ATTORNEYS INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IN ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.
     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 1994.
                           Dated:_________________________________________, 1995

                                  ______________________________________________
                                                            SIGNATURE

                                  ______________________________________________
                                                       SIGNATURE IF HELD JOINTLY
                    Signature(s) should agree with name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.
                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER, INC., 938 QUAIL STREET, SUITE 101, LAKEWOOD, CO 80215-5513. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.